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                                                                  Exhibit 99.(j)

                                   EXHIBIT (J)

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
General Securities, Incorporated

We consent to the use of our report dated December 19, 2003, included herein, and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "INVESTMENT ADVISORY AND OTHER SERVICES - Independent Auditors" and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.

                                  /S/ KPMG LLP

Minneapolis, Minnesota
March 22, 2004